UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02	Results of Operations and Financial Condition.

On June 3 2020, AMC Entertainment Holdings, Inc. (the “Company”) issued a press release to announce select preliminary estimated financial results for the quarter ended March 31, 2020.

A copy of the press release issued concerning the preliminary estimated financial results is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The Company makes reference to non-GAAP financial information in the press release. A reconciliation of these non-GAAP financial measures and other financial information is provided in the press release incorporated herein.

The Company expects to announce the financial results for the first quarter ended March 31, 2020 on June 9, 2020 and to host a conference call via webcast for investors and other interested parties beginning at 4:00 p.m. CST/5:00 p.m. EST on June 9, 2020. The conference call may be accessed by dialing (877) 407-3982 (U.S. callers) or +1 (201) 493-6780 (non-U.S. callers); a pass code is not required. Additionally, the conference call will be broadcast live over the internet and may be accessed through the Investor Relations section of AMC’s website at http://investor.amctheatres.com/presentations. An archive of the webcast will be available on the Company’s website after the call for a limited time.

Item 7.01	Regulation FD Disclosure

On June 3, 2020, the Company announced that it has commenced private offers to exchange (the “Exchange Offers”) its outstanding 6.375% Senior Subordinated Notes due 2024 (the “2024 Subordinated Sterling Notes”), 5.75% Senior Subordinated Notes due 2025 (the “2025 Subordinated Notes”), 5.875% Senior Subordinated Notes due 2026 (the “2026 Subordinated Dollar Notes”) and 6.125% Senior Subordinated Notes due 2027 (the “2027 Subordinated Notes” and, together with the 2024 Subordinated Sterling Notes, the 2025 Subordinated Notes and the 2026 Subordinated Dollar Notes, the “Existing Subordinated Notes”) for newly issued 12% Cash/PIK Second Lien Secured Notes due 2026 (the “New Notes”). In connection with the Exchange Offers, the Company is also soliciting consents (the “Consent Solicitations”) from eligible holders of the Existing Subordinated Notes to amend the indentures governing the Existing Subordinated Notes to eliminate or modify certain of the covenants, restrictive provisions and events of default and to remove the existing subsidiary guarantees of the Existing Subordinated Notes. The Exchange Offers and Consent Solicitations are being made upon the terms and subject to the conditions set forth in the offering memorandum, dated June 3, 2020.

The Exchange Offers will only be made (i) to qualified institutional buyers in the United States pursuant to Rule 144A, (ii) outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”) and (iii) to institutions where permitted in certain jurisdictions that can provide certifications and other documentation satisfactory to the Company that they are “accredited investors” as defined in subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act. The New Notes have not been registered under the Securities Act or any securities laws of any jurisdiction, and may not be offered or sold within the United States or to U.S. persons (as such terms are defined under the Securities Act) absent an applicable exemption from registration requirements. The Exchange Offers are not being made to persons in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. This Current Report on Form 8-K does not constitute an offer to sell, nor a solicitation of an offer to buy, the New Notes or the Existing Subordinated Notes in the United States or elsewhere.

On June 3, 2020, the Company issued a press release announcing that it has commenced the Exchange Offers and the Consent Solicitations. The full text of the press release is incorporated herein by reference as Exhibit 99.2 to this Current Report on Form 8-K.

In addition, attached as Exhibit 99.3 are certain additional disclosures provided to investors in connection with the Exchange Offers.

The information in this Form 8-K under Items 2.02 and 7.01, including Exhibits 99.1, 99.2 and 99.3 hereto, is being furnished pursuant Items 2.02 and 7.01 of Form 8-K, respectively, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Form 8-K (including the exhibits attached hereto) includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “will,” “may,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Examples of forward-looking statements include statements we make regarding the impact of COVID-19, our liquidity and our preliminary financial results. Any forward-looking statement speaks only as of the date on which it is made. These forward-looking statements may include, among other things, statements related to the expected timing of and future actions with respect to the Exchange Offers and Consent Solicitations and statements related to AMC’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, and the impact to its business and financial condition of, and measures being taken in response to, the COVID-19 virus, and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: the impact of the COVID-19 virus on the Company, the motion picture exhibition industry, and the economy in general, including the Company’s response to the COVID-19 virus related to suspension of operations at theatres, personnel reductions and other cost-cutting measures and measures to maintain necessary liquidity and increases in expenses relating to precautionary measures at the Company’s facilities to protect the health and well-being of the Company’s customers and employees; the general volatility of the capital markets and the market price of the Company’s Class A common stock; motion picture production and performance; AMC’s lack of control over distributors of films; increased use of alternative film delivery methods or other forms of entertainment; general and international economic, political, regulatory and other risks, including risks related to the United Kingdom’s exit from the European Union or widespread health emergencies, or other pandemics or epidemics; risks and uncertainties relating to AMC’s significant indebtedness, including AMC’s borrowing capacity under its revolving credit agreement; AMC’s ability to execute cost cutting and revenue enhancement initiatives as previously disclosed and in connection with response to COVID-19; limitations on the availability of capital; AMC’s ability to refinance its indebtedness on favorable terms; availability of financing upon favorable terms or at all; risks relating to impairment losses, including with respect to goodwill and other intangibles, and theatre and other closure charges; and other factors discussed in the reports the Company has filed with the SEC. Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in the Offering Memorandum, the section entitled “Risk Factors” in AMC’s Form 10-K for the year ended December 31, 2019 filed with the SEC, and the risks, trends and uncertainties identified in its other public filings. The Company does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated June 3, 2020, announcing preliminary estimated financial results for the quarter ended March 31, 2020.

99.2	Press release, dated June 3, 2020, announcing the commencement of the exchange offers and the consent solicitations.

99.3	Certain excerpts from the Offering Memorandum, dated June 3, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

	By:	/s/ Sean D. Goodman
Sean D. Goodman
Executive Vice President and
Chief Financial Officer

Dated: June 3, 2020